SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               --------------
                                  FORM 8-K
                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                      DATE OF REPORT: JANUARY 10, 2002
                               --------------
                    FAMILY STEAK HOUSES OF FLORIDA, INC.
           (Exact name of Registrant as specified in its charter)

           Florida			5812	 	      59 2597349
     (State or other 		(Primary Standard     (I.R.S. Employer
      jurisdiction of          Industrial            Identification
      Incorporation or         Classification         No.)
      Organization             Code No.)

                          2113 Florida Boulevard
                      Neptune Beach, Florida  32266
                             (904) 249-4197
          (Address and telephone number of Registrant's principal
                           executive offices)
                             --------------
                           Mr. Glen F. Ceiley
                         Chairman of the Board
                   Family Steak Houses of Florida, Inc.
                         2113 Florida Boulevard
                       Neptune Beach, Florida 32266
                            (904) 249-4197
        (Name, address and telephone number of agent for service)
                             --------------
                               Copies To:
                         Halcyon E. Skinner, Esq.
                             McGuireWoods LLP
                    50 North Laura Street, Suite 3300
                       Jacksonville, Florida 32202
                            (904) 798-3200

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Item 5. 	Other Events and Regulation FD Disclosure

Please see attached press release.




                              SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					Family Steak Houses of Florida, Inc.



                              /S/ Edward B. Alexander
                              --------------------------------------
                              Edward B. Alexander, Executive Vice President


                              January 11, 2002
                              --------------------------------------
                              Date



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